Exhibit 99.1

INSTALLED BUILDING PRODUCTS ANNOUNCES THE ACQUISITION OF

ADVANCED FIBER TECHNOLOGY

– Manufacturer of Environmentally Friendly Cellulose Insulation

– Acquisition Adds Approximately $18 Million of Trailing Twelve-Month Revenue

Columbus, Ohio, October 31, 2018. Installed Building Products, Inc. (the “Company” or “IBP”) (NYSE: IBP), an industry-leading installer of insulation and complementary building products, announced today the acquisition of Advanced Fiber Technology (“AFT”). Founded in 1988 and located in Bucyrus, Ohio, AFT manufactures cellulose, asphalt, and industrial fibers. The company has annual revenues of approximately $18 million and sells its products to distributors and installers predominately in the Midwest and Northeastern U.S.

“We are pleased to announce the acquisition of AFT, an environmentally friendly cellulose insulation manufacturer,” stated Jeff Edwards, Chairman and Chief Executive Officer. “AFT provides us with an opportunity to vertically integrate our cellulose insulation supply in certain markets which we believe will have an immediate and favorable impact on our business and financial results. Cellulose is an attractive alternative to fiberglass in a variety of insulation applications. Doug Leuthold founded the company in 1988 and I am encouraged that he will be staying on to help IBP run the facility and grow our cellulose supply chain. I look forward to working with Doug and his team on this exciting new platform.”

“So far this year we have closed 10 acquisitions representing approximately $76 million of acquired revenues. Acquisitions remain a key component of our growth plan and we continue to have a robust pipeline of acquisition opportunities across multiple geographies, products and end markets,” concluded Mr. Edwards.

About Installed Building Products

Installed Building Products, Inc. is one of the nation’s largest insulation installers for the residential new construction market and is also a diversified installer of complementary building products, including waterproofing, fire-stopping and fireproofing, garage doors, rain gutters, shower doors, closet shelving and mirrors, throughout the United States. The Company manages all aspects of the installation process for its customers, including direct purchases of materials from national manufacturers, supply of materials to job sites and quality installation. The Company offers its portfolio of services for new and existing single-family and multi-family residential and commercial building projects from its national network of branch locations.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws, including with respect to our financial and business model, the impact of the AFT acquisition, the demand for our services and product offerings, expansion of our national footprint and end markets, diversification of our products, expansion of our cellulose business, expansion of our commercial business, our ability to capitalize on the new home and commercial construction recovery, our ability to strengthen our market position, our ability to pursue and integrate value-enhancing acquisitions, our ability to improve sales and profitability, and expectations for demand for our services and our earnings in 2018. Forward-looking statements may generally be identified by the use of words such as “anticipate,” “believe,” “expect,” “intends,” “plan,” and “will” or, in each case, their negative, or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Any forward-looking statements that we make herein and in any future reports and statements are not guarantees of future performance, and actual results may differ materially from those expressed in or suggested by such forward-looking statements as a result of various factors, including, without limitation, the factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, as the same may be updated from time to time in our subsequent filings with the Securities and Exchange Commission. Any forward-looking statement made by the Company in this press release speaks only as of the date hereof. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict these events or how they may affect it. The Company has no obligation, and does not intend, to update any forward-looking statements after the date hereof, except as required by federal securities laws.

Contact Information:

Investor Relations:

614-221-9944

investorrelations@installed.net

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